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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2007

                      AQUATIC CELLULOSE INTERNATIONAL CORP.
               (Exact Name of Registrant as Specified in Charter)

                         COMMISSION FILE NUMBER 0-27063

            Nevada                                        82-0381904
            ------                                        ----------
  (State or other jurisdiction                         (I.R.S. employer
  incorporation or organization)                    identification number)

  121G Shuswap Street NW, Salmon Arm B.C.                  V1E 4P2
  ------------------------------------------               -------
  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (250) 833-1985

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 20, 2008 the Company signed a agreement to sell all rights, title and interest in the TigeroLynk technology to Hollund Industrial Robotics Systems Inc, a privately held Canadian company (HIRS). The agreement with HIRS includes the mechanical arm assembly stored at the Company's participating manufacturing facility in Kamloops British Columbia. Terms of the sale were finalized on February 20, 2008. Those terms include the Company being relinquished of all prior commitments in royalties and stock made to Gary Ackles and the Company receiving $314,000 from HIRS, comprised of a $64,000 in deposits already paid and 10 equal payments of $25,000, commencing March 1, 2008 and finishing December 1, 2008. Additionally, the terms of the sale Mr. Lonnie Hayward, a principal of HIRS, and former Director of the Company, agreed to relinquish to the Company all common and/or preferred stock held by him at the time of the transaction. In the event of default on the payment terms all rights acquired by HIRS per the agreement shall terminate at the discretion of the Company.

ITEM 5.02 DEPARTURE OF DIRECTOR

Effective November 15, 2007, Mr. Lonnie Hayward has resigned from the Board of Directors ("Board") and as vice president of Aquatic Cellulose International Corporation (the "Company"). Mr. Hayward has decided to leave AQCI in order to pursue other business opportunities. To the knowledge of the Board and executive officers of the Company, Mr. Hayward did not resign because of any disagreement with the Company on any matter related to the Company's operations, policies or practices. The Company has no plans at this time to fill this vacancy left by the departure of Mr. Hayward.

ITEM 9.01   EXHIBITS

c) Exhibits

99.1   Company Press Release dated November 16, 2007

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SIGNATURES
----------

Pursuant to the requirements the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.


DATED: FEBRUARY 26, 2008                     BY: /S/ SHERIDAN B. WESTGARDE
                                                 -------------------------------
                                                 Sheridan B. Westgarde
                                                 Chief Executive Officer